A New Beginning

CommunityBanks

Local People...Local Decisions®

Mid-Atlantic SuperCommunity Bank Conference
November 8, 2005
(Combining Franchise Expansion with
Performance Enhancement)

Disclaimer
This presentation contains “forward looking” information, as defined by the Private Securities Litigation Reform Act of 1995, that is based on Community’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business.  These statements are not historical facts or guarantees of future performance, events, or results.  Such statements involve potential risks and uncertainties and, accordingly, actual performance results may differ materially.  Community undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events, or otherwise.

Mid-Atlantic
Super Community Bank Conference
●	Representatives
◆	Eddie L. Dunklebarger Chairman, President and CEO
◆	Donald F. Holt EVP and CFO

The “New” Community Story
●	The Blue Ball Merger—A Look Back and a Look Forward
●	Current Performance Trends
●	Shareholder Issues

Overview of PennRock
●	Headquartered in Blue Ball, PA
◆	Bank Founded in 1906
◆	Blue Ball Bank Run as a Division of CommunityBanks, Capitalizing on Strong Local Brand
●	19 Branches
◆	Lancaster, Berks and Chester Counties
◆	Average Size: $49M in Deposits
●	Total Assets of $1.2 Billion
◆	Loans: $745 Million
◆	Deposits: $831 Million
●	Solid Profitability
◆	Return on Average Equity of 14.35%
◆	Return on Average Assets of 1.28%

Blue Ball: Transaction Chronology
●	11/16/04: Merger Announcement
●	03/31/05: Employee Notification Completed
●	05/31/05: Convert Legacy CMTY to Silverlake
●	07/01/05: Legal Merger
●	08/31/05: Combine Silverlake Operating Platform
●	09/30/05: Final Staffing Changes
●	10/18/05: Announce Combined Results for Q3-2005

Announcement Date:  Transaction Dynamics
●	Strategic Fit
◆	Attractive Partner/Proven Performer
◆	Desirable Market Demographics
●	Complementary Combination
◆	Cultural Fit
◆	Comparable Risk Profile
●	Financial Implications
◆	Accretive by 1/1/2006
◆	Cost Save Opportunities
◆	Asset/Liability Flexibility
●	Low Execution Risk
◆	Proven Integrator
◆	Fortunate Operating System Migration

Blue Ball: Accomplishments
●	Largest Transaction in CMTY History
●	Full Integration (People/Systems) in Less Than 1 Year From Announcement
●	Accretive Results by End of 2005
●	Increase Franchise Size by Over 50%
●	Franchise Now “Weighted” in Growing South-Central Pennsylvania Market
●	Platform Will Accommodate Future Acquisitions
●	A “Proven” Acquirer

POPULATION (PER SQUARE MILE)
0 - 99
100 - 999
1,000 - 4,999
5,000 - 9,999
10,000+
CMTY
PRFS
Lycoming
Montour
Columbia
Luzerne
Lackawanna
Monroe
Union
Northumberland
Carbon
Snyder
Schuylkill
Northampton
Mifflin
Juniata
Lehigh
Allentown
Pennsylvania
Perry
Dauphin
Lebanon
Berks
Bucks
Cumberland
Montgomery
Franklin
Lancaster
Chester
Adams
York
Delaware
Cecil
Delaware
New Castle
Salem
Washington
Frederick
Maryland
Carroll
Baltimore
Harford
Berkeley

CommunityBanks

Our New Franchise

Note:
Data as of June 30, 2004 from SNL Securities.

				Median
			Population	HH Income
	Deposits	(%)	Change	Change
	($)	of Market	2004-2009	2004-2009
CMTY Growth Markets:
York	$489	9.17%	4.21%	9.22%
Dauphin	302	7.09	1.41	9.07
Adams	134	12.10	7.24	12.29
Cumberland	31	0.92	4.24	11.03
Carroll (MD)	12	0.56	10.33	14.24

PRFS Markets:
Lancaster	$508	6.89%	3.70%	10.67%
Berks	247	3.93	4.87	9.92
Chester	55	0.78	7.81	14.46

Other CMTY:
Schuylkill	$185	10.51%	-2.41%	12.78%
Luzerne	91	1.61	-2.73	12.55
Northumberland	52	4.53	-2.45	11.53
Snyder	11	2.22	1.63	10.36
Strengthened Demographic Profile
●	Lancaster, Berks and Chester Provide Significant Opportunity for Growth.
●	85% of the Combined Franchise is in Markets with Strong Demographics.

		2004
	# of Offices	Deposits	Rank
Lancaster*	11	$560	5
York/Hanover*	18	$528	4
Harrisburg/Carlisle*	14	$349	8
	43	$1,437
Reading	6	$261	7
Pottsville	6	$190	4
Other	13	$357
TOTAL	68	$2,245

* 2/3 of franchise in Lancaster, York, Harrisburg MSA
Office Network

The “New” Community Story
●	The Blue Ball Merger—A Look Back and a Look Forward
●	Current Performance Trends
●	Shareholder Issues

		Period End
	Q3 2005	Q3 2004	% Change
Balance Sheet (billions)
Assets	$3.3	$2.0	68%
Loans	2.2	1.2	82%
Deposits	2.2	1.3	70%
Capital (000’s)
Book	$481	$149	223%
Intangible	(258)	(5)	N/A
Tangible	$223	$144	55%
Tangible Capital to
Tangible Assets	7.41%	7.40%

Statement of Condition

$491
$760
$177
$737
Commercial
Commercial R/E
Residential R/E
Consumer

CommunityBanks

(in millions)
Total $2.2 Billion
Loans at 9/30/2005

Performance Goals:
Guideposts Under Purchase Accounting
●	Minimum Return on Tangible Equity of 15%
●	Annual EPS Growth of 10%
●	Annual Asset Growth of 10%
●	Non-interest Income to 30%
●	Efficiency Ratio Migrate to 55%

Q2 2005: Setting the Stage
●	Conversion ($0.8 million)
◆	Common Platform (Blue Ball’s Current Platform)
◆	Minimized Execution Risk
●	Merger Expenses ($1.3 million)
◆	Minor Spillover in Third Quarter
◆	CMTY Expenses—Operating Costs
◆	PRFS Expenses—Component of Purchase Price

Q2 2005: Setting the Stage (cont’d.)
●	Restructuring ($6.1 million)
◆	Coordinated Transition for Two Balance Sheets
◆	Focus On:
»	Reduced Wholesale Funding Costs
»	Addressed Balance Sheet Sensitivity and Borrowed
       Funds at Blue Ball
»	Created Funding Capacity for Core Growth
»	Liquidation of PennRock Investment Portfolio
»	Restructure Combined Tax Position

	Q3 2005	Q3 2004	Change
Traditional
ROA	1.24%	1.15%	+ 9 bp
ROE	8.52%	15.84%	(732) bp
Net Interest Margin	3.89%	3.43%	+ 46 bp
Efficiency Ratio	57.86%	59.48%	+ 162 bp
EPS	$0.44	$0.45	(2)%
Net Income	$10.3	$5.7	83%
Influenced by Purchase Accounting
ROTA	1.43%	1.16%	+ 27 bp
ROTE	19.21%	16.49%	+ 272 bp
Tangible Operating EPS	$0.47	$0.45	4%

Performance Metrics

		Q3
	2005		2004
Asset Yield	6.25%		5.79%
Cost of Funds	2.76%		2.68%
Net Interest Spread	3.49%		3.11%
Net Interest Margin	3.89%		3.43%
Change in NIM		+ 46 bp
Q3: A Solid Foundation of Performance
Net Interest Income

Credit Quality:
Compatible Metrics / Common Culture

(in thousands)
Activity for the year:	Q3 2005	2005 YTD
Net charge-offs	($78)	($416)
Provision for loan losses	$400	$1,700
Coverage:
Allowance to loans	1.05%
Allowance to non-accrual	212%

70%
65%
60%
55%
50%
45%
40%
56.90%
60.21%
56.92%
60.59%
60.42%
57.86%
2000
2001
2002
2003
2004
Q3 2005

CommunityBanks

1Includes merger costs.
2Without merger costs.
2
56.96%
Q3 2005:
Improved Efficiency from Merger

Overview of Expense Savings
Operating Run Rate at 12/31/04
“Old” CMTY/Blue Ball Pro Forma Combined	$80,000
7% Increase	5,600
Baseline	$85,600

Third Quarter, Exclusive of Intangibles	$20,205
x 4 = Third Quarter Run Rate	$80,820

Fourth Quarter, Estimate (Excluding Tangibles)	$19,700
x 4 = Fourth Quarter Run Rate	$78,800

2005 Expected Overhead Run Rate	$85,600
2005 Fourth Quarter Projection	78,800
Pre-Tax Expense Saves	$6,800

The “New” Community Story
●	The Blue Ball Merger—A Look Back and a Look Forward
●	Current Performance Trends
●	Shareholder Issues

$0.80
$0.70
$0.60
$0.50
$0.40
Q1 '99
Q3 '99
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Community Banks, Inc.

CommunityBanks

$.20/share
Q4 2005
$.10/share
Q1 1999
Quarterly Dividend (Annualized)

Share Repurchase
●	500,000 Share Repurchase Program Announced in August, 2005 and Completed by October, 2005
●	Additional 750,000 Program Announced at October, 2005 Board of Directors Meeting.
●	Completion Will Result in the Equivalent Repurchase of Over 10% of the Incremental Shares Issued in the Merger.
●	Internal Capital Generation Would Continue to Support Incremental Share Repurchase.

EPS Drives Stock PERFORMANCE
●	Successful EXECUTION
◆	Follow Through on Cultural Integration/ Leveraging Platform
●	CREDIT QUALITY
◆	Keeping our “Eye on the Ball”
◆	A Critical Cultural “Fit”
●	Interest Rate Environment
◆	Managing in a New Environment
◆	Fortified Balance Sheet
●	Competitors
◆	More Disruption in our Markets = Opportunity
◆	The “Credit Union Factor”

2005/2006 Branch Expansion
●	2005
◆	February—Willow Street (Lancaster)
◆	March — Spring Grove (York)
◆	July–Lemoyne (Cumberland/Dauphin)
◆	September—Carlisle (Cumberland)
◆	November — Museum Road (Berks)
●	2006
◆	Late Spring—Hershey (Dauphin)
◆	Delco Plaza—(York)
◆	Mount Joy—(Lancaster)
●	Over 70 Locations Throughout Central Pennsylvania and Into Maryland

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Questions